UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 4, 2004

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

      DELAWARE                       1-10863                       13-3473472
(State or                          (Commission                  (IRS Employer
other jurisdiction                  File Number)           Identification No.)
of incorporation)

631 SOUTH RICHLAND AVENUE, YORK PA                                 17403
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code            (717) 771-7890





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Item 5.  OTHER EVENTS


On May 4, 2004, York International Corporation issued a press release announcing that C. David Myers, President and Chief Executive Officer, had commented on York's 2004 outlook and confirmed previously announced guidance. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.


Item 7.  Exhibits

        99. 1 Press release, dated May 4, 2004, issued by York International Corporation.





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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 York International Corporation
                                                 (Registrant)


Date:  May 4, 2004                               By:  /s/ M. David Kornblatt
                                                      ----------------------
                                                      M. David Kornblatt
                                                      Vice President and
                                                      Chief Financial Officer






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Exhibit Index

        99.1 Press release, dated May 4, 2004, issued by York International Corporation.